As filed with the Securities and Exchange Commission on August 28, 2002

                            Registration No. 2-28174
                    Investment Company Act File No. 811-01597

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                      -------------------------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

                        Pre-Effective Amendment No. ___                    / /

                       Post-Effective Amendment No. 57                     /X/

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /

                               AMENDMENT NO. ___                           /X/

                        (Check appropriate box or boxes)

                     CAPSTONE CHRISTIAN VALUES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 5847 San Felipe, Suite 4100, Houston, TX 77057
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (713) 260-9000
                      -------------------------------------

                        --------------------------------

                     (Name and Address of Agent for Service)

                             Allan S. Mostoff, Esq.
                                    Dechert
                               1775 Eye Street, NW
                            Washington, DC 20006-2401

It is proposed that this filing will become effective (check appropriate box)

     /X/  immediately upon filing pursuant to paragraph (b).
     / /  on ___________, 2001 pursuant to paragraph (b).
     / /  60 days after filing pursuant to paragraph (a)(i).
     / /  75 days after filing pursuant to paragraph (a)(ii).
     / /  on _____________, 200 pursuant to paragraph (a)(ii) of Rule 485.

                           CHRISTIAN STEWARDSHIP FUNDS

                      Christian Stewardship Bond Index Fund

                Christian Stewardship Large Cap Equity Index Fund

                Christian Stewardship Small Cap Equity Index Fund

                 Christian Stewardship International Index Fund


                                   PROSPECTUS


                                 August 28, 2002


      For more complete information about the Christian Stewardship Funds, including charges and expenses, contact the Distributor at the address below.
     Please read this prospectus carefully before you invest or send money.


                        CAPSTONE ASSET PLANNING COMPANY
                          5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631
                          info@capstonefinancial.com


The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
THE FUNDS:  INVESTMENTS, RISKS, EXPENSES ............................
     ABOUT THE CHRISTIAN STEWARDSHIP FUNDS...........................
     GENERAL INVESTMENT OBJECTIVES AND STRATEGIES....................
     BOND INDEX FUND.................................................
     LARGE CAP EQUITY INDEX FUND.....................................
     SMALL CAP EQUITY INDEX FUND.....................................
     INTERNATIONAL INDEX FUND........................................

PRINCIPAL RISKS......................................................

PERFORMANCE INFORMATION..............................................

FEES AND EXPENSES....................................................

MANAGEMENT...........................................................

BUYING AND SELLING FUND SHARES.......................................

PURCHASING FUND SHARES...............................................

REDEEMING FUND SHARES................................................

EXCHANGING FUND SHARES...............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES...................................

HOW TO GET MORE INFORMATION..........................................

                     THE FUNDS: INVESTMENTS, RISKS, EXPENSES
                    ----------------------------------------

ABOUT THE CHRISTIAN STEWARDSHIP FUNDS (CSF)

The portfolios (Funds) offered by CSF and described in this prospectus are as follows:

Fixed Income Fund
------------------
Christian Stewardship Bond Index Fund

Domestic Equity Funds
---------------------
Christian Stewardship Large Cap Equity Index Fund
Christian Stewardship Small Cap Equity Index Fund

International Fund
-------------------
Christian Stewardship International Index Fund

Each of CSF's four Funds has different investment policies.

Fund Type -- Each Fund is an "index-type fund" -- i.e., each Fund is designed to produce performance generally comparable to a designated index or "Benchmark" before expenses.

Values-Based  Investment  Policies  -- Each Fund  follows  certain  values-based screening criteria in making its investments. The Funds avoid investing in companies whose primary business is the manufacture, operation, distribution or promotion of abortion, alcohol, gambling, pornography, or tobacco, although some of these companies may be indirectly represented in derivatives in which a Fund invests. The Funds may apply additional values-based criteria that are consistant with a Christian worldview and deemed appropriate by the Investment Adviser.

Two Classes of Shares -- Each of the Funds offers Individual shares and Institutional shares, which differ in terms of expenses and minimum investments. (See "Buying and Selling Fund Shares")

Adviser and Administrator -- The Funds' investment adviser and administrator is Capstone Asset Management Company. The investment objectives and principal investment strategies of each Fund are described below. The investment objective(s) of a Fund may be changed without shareholder approval.

GENERAL INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

Each of the Funds seeks to match the performance of a designated index (Benchmark) before expenses. The Adviser and Administrator will select portfolio investments for each Fund using statistical methods designed to produce total returns that will be comparable to the designated Benchmark. Thus, the Adviser and Administrator will not be using traditional methods of security selection based on analysis of market conditions and particular issuers. Additionally, these Funds will not assume temporary defensive positions when market or other conditions negatively affect the classes of securities reflected in their portfolios. It should be noted that in avoiding investments that are inconsistent with the Funds' values-based investment policies, a Fund may be limited in its ability to match the performance of a particular Benchmark. Other factors, such as variations in a Fund's size, the availability or unavailability of various investment techniques, and regulatory limitations on the use of certain techniques from time to time may also interfere with a Fund's ability to match its Benchmark's performance. Because the Adviser and Administrator may use a variety of techniques to pursue each Fund's investment objective, the Funds are unlikely to hold securities identical to, or in the same proportions as, those in any reference Benchmark. Further, each Fund must maintain some portion of its assets in cash or short-term money market instruments and repurchase agreements to meet redemptions and to cover other Fund expenses. To the extent consistent with prudent management, the Adviser and Administrator will take positions in futures contracts to gain exposure to relevant securities markets when incoming cash cannot be immediately invested in suitable securities.

Neither the Fund, the Adviser and Administrator, nor their affiliates are in any way sponsored by or affiliated with the firms that publish the reference Benchmarks.

BOND INDEX FUND
--------------------------------------------------------------------------------

Investment Objective:         Current income

Principal Investment Strategies

The Fund pursues its objective by attempting to match the price and yield performance, before Fund expenses, of the Lehman Brothers Aggregate Bond ("LBA") Index. The LBA Index is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year. The Fund's portfolio will be structured in a manner designed to provide generally comparable performance by investing primarily in similar types of securities having a broad range of maturities.

Under normal market conditions, at least 80% of the Fund's total assets will be invested in bonds. The instruments in which the Fund invests may have fixed, variable or floating rates of interest and include government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may purchase securities on a when-issued or forward commitment basis.

The Board of Directors of the Fund has approved an agreement for the Fund's assets to be acquired by the SERV Bond Fund, a portfolio of Capstone Social Ethics and Religious Values Fund ("SERV"). The acquisition, subject to shareholder approval, is expected to occur on or about September 30, 2002. If shareholders approve this acquisition, Fund shareholders will become shareholders of the SERV Bond Fund, which has the same investment objective and substantially similar investment strategies and social policies as the Fund. A prospectus for SERV Bond Fund may be obtained without charge by calling 1-800-262-6631.

LARGE CAP EQUITY INDEX FUND
--------------------------------------------------------------------------------

Investment Objective:          Capital growth and income

Principal Investment Strategies

The Fund pursues its objective by attempting to match the price and yield performance, before Fund expenses, a widely recognized index of large cap equities which will be specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in this index. "Equity securities" include common stocks (including SPDRs, see below), preferred stocks, and securities convertible or exchangeable for common stock. At least 80% of the Fund's total assets will be, under normal market conditions, invested in equity securities of issuers whose capitalization, at the time of investment, is equal to or exceeds the minimum capitalization of issuers in the S&P 500 Index. As of December 31, 2000, the minimum capitalization of issuers included in that index was $600 million. The Fund may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures contracts as a temporary substitute for investment in equity securities. The Fund may invest up to 10% of its total assets in S&P Depository Receipts ("SPDRs"). SPDRs are interests in the SPDR Trust, a unit investment trust that seeks to provide investment results generally comparable to the price and yield performance of the S&P 500 Index.

The Board of Directors of the Fund has approved an agreement for the Fund's assets to be acquired by the SERV Large Cap Equity Fund, a portfolio of Capstone Social Ethics and Religious Values Fund ("SERV"). The acquisition, subject to shareholder approval, is expected to occur on or about September 30, 2002. If shareholders approve this acquisition, Fund shareholders will become shareholders of the SERV Large Cap Equity Fund, which has the same investment objective and substantially similar investment strategies and social policies as the Fund. A prospectus for SERV Large Cap Equity Fund may be obtained without charge by calling 1-800-262-6631.

SMALL CAP EQUITY INDEX FUND
--------------------------------------------------------------------------------

Investment Objective:          Capital  appreciation

Principal Investment Strategies

The Fund pursues its objective by attempting to match the performance before Fund expenses, a widely recognized index of large cap equities which will be specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in this index. At least 80% of the Fund's total assets will, under normal market conditions, be invested in equity securities (as defined for Large Cap Equity Index Fund, above) of issuers whose capitalization, at the time of investment, falls within the capitalization range of issuers in the S&P Small Cap 600 Index. It may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures contracts as a temporary substitute for investment in equity securities. Like the Large Cap Equity Index Fund, this Fund may invest up to 10% of its total assets in SPDRs.

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

Investment Objective:          Capital appreciation

Principal Investment Strategies

The Fund pursues this objective by attempting to match the performance, before Fund expenses, of the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, net of withholding taxes. The EAFE Index is based on the share prices of more than 1,000 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. Europe includes Austria,

Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Far East includes Japan, Hong Kong and Singapore/Malaysia. The Fund will seek to match the performance of this index by investing primarily in securities with characteristics generally comparable to those that are included in this index or whose performance is expected to be comparable to that of the index or a portion of the index. The Fund may invest in securities of other investment companies. Applicable law limits investments in securities of other investment companies by the Fund and its affiliated persons to no more than 3% of the total outstanding stock. Further, the Fund may, in any 30-day period, redeem an amount equal to no more than 1% of the other investment company's total outstanding securities. The Fund will monitor its investments in other investment companies to assure compliance with its policy to have no more than 15% of its net assets invested in illiquid securities. The Fund's investment company investments will include shares of other investment companies that invest in foreign securities. The Fund may invest in World Equity Benchmark SharesSM ("WEBS"). WEBS are shares of various Series of WEBS Index Fund, Inc., a registered open-end investment company, each of whose Series seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by an index for that market compiled by Morgan Stanley Capital International. WEBS are available for at least the following markets: Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. WEBS are listed for trading on the American Stock Exchange. The Fund's investments may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and similar instruments. (See "Foreign Securities," below.) The Fund may invest in forward foreign currency exchange contracts. It may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures contracts as a temporary substitute for investment in equity securities. Under normal market conditions, at least 80% of the Fund's assets will be invested, either directly or through other investment companies, in securities and other instruments representing issuers whose headquarters or principal business activities are in at least three countries.

PRINCIPAL RISKS

Investment in any of the Funds involves risk. There can be no assurance that a Fund will achieve its investment objective. Additionally, there can be no assurance that a Benchmark Fund will match the performance of its benchmark index(es). You can lose money on your investment. When you sell your Fund shares, they may be worth less than you paid for them. No Fund, by itself, constitutes a balanced investment program.

Fixed Income Fund

Bond Index Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates, and if interest rates rise, the value of securities held by a Fund will fall. If interest rates fall, a Fund must invest new funds and proceeds of expired investments at a lower interest rate, reducing the Fund's yield.

Credit Risk. The issuer of a fixed income security may fail to make payments of interest and principal in a timely manner, or may default entirely. Also, when an issuer's credit rating drops or it ceases to be rated, the value of its securities tends to fall. These developments can cause the value of a Fund's shares and/or its yield to decline. When a security ceases to be rated or its rating is downgraded below the minimum required for purchase by a Fund, the Adviser and Administrator will determine whether it is in the best interest of Bond Index Fund to continue to hold the security, subject to a 5% limit on below-investment grade holdings by any of these Funds.

Prepayment Risk. Investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be prepaid prior to the bond's scheduled maturity date. Such prepayments are more common when interest rates decline. Prepayments cause the Fund to lose anticipated return on its investment and expose the Fund to potentially lower rates of return upon reinvestment of principal.

Foreign Security Risk. The Fund's investments in international dollar-denominated bonds may involve greater costs than investments in U.S. bonds and expose the Fund to risks associated with investing in foreign markets. (See International Fund, below.)

Bond Index Fund may invest in securities rated BBB or Baa by Moody's or S&P. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to higher grade bonds.

Equity Funds

Equity Risk. Equity securities have no guaranteed value and may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

International Fund

In addition to the risks noted below, the International Index Fund has risks similar to those of the Equity Funds.

Foreign Security Risk. Foreign securities investments involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

Other Risks of the Funds

Index Risk. Because each Fund is an index-type fund, each Fund's performance is intended to track that of the particular market its Benchmark is designed to reflect. When the value of a Fund's index declines, the value of the Fund's shares can also be expected to decline.

Investments in Other Investment Companies. A Fund, particularly International Index Fund, may invest in shares of other investment companies ("funds"). A Fund bears a proportional share of the expenses of any such other fund, which are in addition to those of the Fund. For example, a Fund will bear a portion of the other fund's investment advisory fees, although the fees paid by the Fund to the Adviser and Administrator will not be proportionally reduced.

Options and Futures Risks. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because a Fund will only engage in futures strategies for hedging purposes, the Funds' management does not believe that the Funds will be subject to the risks of substantial loss that may be associated with futures transactions.

PERFORMANCE INFORMATION

The following bar charts and tables illustrate the past performance of each of the Funds. The bar charts and tables provide an indication of the risks on investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows returns for only the institutional shares of each Fund, which are higher than those for the Individual Class of shares due to the lower expense borne by Institutional Class shares. Each chart and table assumes that dividends and distributions paid by the particular Fund have been reinvested in additional Fund shares at net asset value. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

Bond Index Fund
---------------
(Bar chart indicating)

                  Year-by-Year Annual Total Returns as of 12/31
                              Institutional Shares*
                  ---------------------------------------------

                                      2001
                                      ----
                                      5.98%

*    Year to Date return as of June 30, 2002 was 3.65%

Best Quarter: 4.72% Third Quarter 2001
Worst Quarter: -0.42% Second Quarter 2001

               Average Annual Total Return as of December 31, 2001
               ---------------------------------------------------

                                                 Past Year       Since Inception
                                                                     11/01/01
                                                 ---------       ---------------
Return Before Taxes
     Individual Shares                             5.78%               7.77%
     Institutional Shares                          5.98%               7.94%
Return After Taxes on Distributions
     Individual Shares                             4.51%               6.28%
     Institutional Shares                          4.63%               6.37%
Return After Taxes on Distributions
And Sale of Fund Shares
     Individual Shares                             3.51%               5.48%
     Institutional Shares                          3.63%               5.58%

     Lehman Brothers Aggregate Bond*               8.42%              10.43%

* Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

Large Cap Equity Index
----------------------

(Bar chart indicating)

                  Year-by-Year Annual Total Returns as of 12/31
                              Institutional Shares*
                  ---------------------------------------------

                                      2001
                                      ----
                                    -12.62%

*    Year to Date return as of June 30, 2002 was -13.96%

Best Quarter: 10.18% Fourth Quarter 2001
Worst Quarter: -14.51% Third Quarter 2001

               Average Annual Total Return as of December 31, 2001
               ---------------------------------------------------

                                                 Past Year       Since Inception
                                                                     11/01/00
                                                 ---------       ---------------
Return Before Taxes
     Individual Shares                            -13.58%            -16.58%
     Institutional Shares                         -12.62%            -13.47%
Return After Taxes on Distributions
     Individual Shares                            -12.83%            -16.73%
     Institutional Shares                         -12.96%            -13.77%
Return After Taxes on Distributions
And Sale of Fund Shares
     Individual Shares                             -7.73%            -13.29%
     Institutional Shares                          -7.69%            -10.83%

     S&P Total Return Index**                     -11.89%            -12.87%

** The above graph depicts the performance of the Christian Stewardship Large Cap Equity Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

(A) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
(B) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts:
(C) In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Funds.

                                    FEE TABLE

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge                                    None
Maximum deferred sales charge                                     None
Maximum sales charge on reinvested dividends and distributions    None
Redemption fee                                                    None
Exchange fee                                                      None
Maximum account fee                                               None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                             Large Cap
                                             Bond Index Fund             Equity Index Fund
                                        Individual   Institutional   Individual   Institutional
Investment Advisory Fees                   0.15%         0.15%          0.15%         0.15%
Distribution and Service (12b -1) Fees*    0.25%         0.05%          0.25%         0.05%
Other Expenses**                           1.28%         1.28%          1.05%         1.05%
                                           -----         -----          -----         -----
Total Annual Fund Operating Expenses       1.68%         1.48%          1.45%         1.25%


                                         Small Cap Equity Index***      International Index
                                                 Fund                         Fund***
                                        Individual   Institutional   Individual   Institutional
Investment Advisory Fees                   0.15%         0.15%          0.15%         0.15%
Distribution and Service (12b -1) Fees*    0.25%         0.05%          0.25%         0.05%
Other Expenses**                           0.15%         0.15%          0.15%         0.15%
                                           -----         -----          -----         -----
Total Annual Fund Operating Expenses       0.55%         0.35%          0.55%         0.35%

-------------
*** As of the date of this prospectus, Small Cap Equity Index Fund and International Index Fund have not been offered for sale.
* The Funds have adopted Rule 12b-1 plans that permit each Fund to pay portions of the average net assets of each class of shares each year for distribution costs. These fees are an ongoing charge to each class of shares of the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.
** "Other Expenses", which are based on estimated amounts for Bond Index Fund, Small Cap Equity Fund and International Fund, include such items as custody, transfer agent, legal, accounting and registration fees. Large Cap Equity Index Fund and Bond Index are based on actual amounts for the fiscal year ended April 30, 2002.

                                     EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 Year                      3 Years
                                Individual   Institutional   Individual   Institutional
                                ----------   -------------   ----------   -------------
Bond Index Fund                   $  171        $  151         $  530        $  468
Large Cap Equity Index Fund       $  148        $  127         $  459        $  397
Small Cap Equity Index Fund       $   56        $   36         $  176        $  113
International Index Fund          $   56        $   36         $  176        $  113

                                        5 Years                      10 Years
                                Individual   Institutional   Individual   Institutional
                                ----------   -------------   ----------   -------------
Bond Index Fund                   $  913        $  808         $1,987        $1,768
Large Cap Equity Index Fund       $  792        $  686         $1,735        $1,511
Small Cap Equity Index Fund       $  307        $  197         $  689        $  443
International Index Fund          $  307        $  197         $  689        $  443


                                   MANAGEMENT

Adviser and Administrator

Capstone  Asset  Management  Company  ("CAMCO"),  a  wholly-owned  subsidiary of
Capstone Financial Services, Inc. located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser and administrator for the Funds. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of July 31, 2002, CAMCO manages assets in excess of $2.5 billion.

For its investment advisory services, CAMCO receives fees based on the aggregate average daily net assets of the Funds, as a group, and the resulting total fees are pro-rated among the funds based on their relative net assets, at the following percentage rates: 0.15% on the first $500 million, 0.125% on the next $500 million and 0.10% of assets over $1 billion. CAMCO also receives fees from each Fund for administrative services.

Advisory Committee

The Funds' Board of Directors has appointed an Advisory Committee that consults with the Board regarding the application of the Funds' values to their investment policies, and various other philosophical, structural and operational matters concerning the Funds. Advisory Committee members serve without fee but are compensated for expenses of attending Fund-related meetings.

Capital Structure

The Funds are separate series of Capstone Christian Values Fund, Inc., organized as a Maryland corporation on May 11, 1992. Overall responsibility for management of the Funds is vested in the Board of Directors. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law.

                         BUYING AND SELLING FUND SHARES

Share Price

The purchase and redemption price for shares of each class of shares of a Fund is the net asset value (NAV) per share of the particular class that is next determined after your purchase or sale order is received. NAV is generally calculated as of 4:00 p.m. Eastern time, except on days when the Federal Reserve wire system is closed and on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV of a class reflects the aggregate assets of a Fund less the liabilities attributable to that class. For the other Funds, exchange-traded securities are valued at their market value at that time (certain derivatives are priced at 4:15 Eastern time). Other equity securities are valued at the last current bid quotation prior to the valuation time. Prices for debt securities may be obtained from independent pricing services, except that short-term securities are valued at amortized cost. If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Directors. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Directors.

Minimum Investment

Individual shares -- The minimum initial investment per Fund is $2,000, except for continuous investment plans which have a $25 minimum. There is no minimum for subsequent purchases, except for continuous investment plans. The minimum subsequent telephone purchase is $1,000.

Institutional shares -- The minimum initial aggregate investment in the Funds is $500,000, with no minimum per Fund. There is no minimum for subsequent purchases. The minimum subsequent telephone purchase is $50,000.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the investment application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Frequent Transactions

The Funds reserve the right to limit additional purchases by any investor who makes frequent purchases, redemptions or exchanges that the Adviser and Administrator believes might harm the Funds. In general, more than one purchase-sale, or exchange transaction per month may be viewed as excessive.

                             PURCHASING FUND SHARES

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers You may place your order through any dealer authorized to take orders for the Funds. If the order is received by the authorized dealer by 4:00 p.m. Eastern time and transmitted to the Funds by 4:00 p.m. Central time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through  the   Distributor  You  may  place  orders  directly  with  the  Funds'
distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Christian Stewardship Funds, to the Funds'

Transfer Agent:

          Transfer Agent's Address
          ------------------------
          Christian Stewardship Funds
          c/o InCap Service Company
          555 North Lane, Suite 6160
          Conshohocken, PA 19428

Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-800-695-3208 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

          Fifth Third Bank NA, ABA #042000314
          For:  InCap Service Company
          Account # 730-66879
          Further Credit Christian Stewardship Funds (Insert Name of Fund and class)

Note that the wire must include your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Fund's website at ChristianFunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

Telephone Investment

After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual shares is $1,000 and the maximum is the greater of $1,000 or five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional shares, the minimum telephone purchase is $50,000 and the maximum is the greater of $50,000 or five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Automated Clearing House ("ACH") Investment

You may make subsequent investments through ACH to Fifth/Third Bank by selecting this option on the Investment Application.

Pre-Authorized Investment

If you hold or are purchasing Individual shares, after opening an account with at least the minimum investment, you may arrange to make regular monthly investments of at least $25 automatically from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

                              REDEEMING FUND SHARES

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers -- You may request a redemption through any broker-dealer authorized to take orders for the Fund. If you place your order with an authorized dealer by 4:00 p.m. Eastern standard time and the order is transmitted to the Funds by 4:00 p.m. Central standard time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will be priced at the NAV next determined. The Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor -- You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week. The Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

     o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

     o    you want to transfer ownership of the shares.

     Signature Guarantee -- A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

     Redemption  of  Shares  Purchased  by  Check   --  redemptions  of  amounts
purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have authorized expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a fee for this service, but they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any change.

Automated Clearing House ("ACH") Redemption

You may make redemptions through ACH from Fifth/Third Bank by selecting this option on the Investment Application.

Systematic Withdrawal

If you hold Individual shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund.

Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from the Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

                             EXCHANGING FUND SHARES

You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of the particular class of shares of each Fund. There is no sales charge or other fee. Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

     o    mailing your exchange order to the Transfer Agent's address.

     o telephoning 1-800-695-3208 (only if you have authorized telephone exchanges on the Investment Application). Telephone exchange orders may be placed from 9:30 to 4:00 p.m. Eastern time on any business day.

Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes."

                        DIVIDENDS, DISTRIBUTION AND TAXES

Dividends and Distributions

Each Fund pays dividends from its net investment income and distributions from its net realized capital gains in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

     o receive income dividends in cash and capital gain distributions in additional Fund shares; or

     o    receive all dividend and capital gain distributions in cash.

Each of the Funds intends to declare and pay dividends of its net investment income, if any, quarterly. Capital gains, if any, will be paid at least annually, generally in December.

If you select Option 1 or Option 2 above and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

The Funds will let you know each year which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. The tax treatment of capital gains distributions from a Fund does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares. The tax treatment of any gain or loss when you sell shares of a Fund will depend on how long you held those shares.

Some dividends paid by a Fund may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

                              FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Funds' financial performance since they commenced operations. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the year and period ended April 30, 2001 and years ended April 30, 2002 has been audited by Briggs, Bunting & Dougherty, whose report for the year ended April 30, 2002, along with the Funds' financial statements, is included in the Funds' annual report for the fiscal year ended April 30, 2002, which is available on request.

                                                               BOND INDEX FUND*
                                                         -----------------------------
                                                            For the         For the
                                                          Year Ended      Period Ended
                                                        April 30, 2002   April 30, 2001
                                                         ------------     ------------
                                                          Individual       Individual
                                                         ------------     ------------
NET ASSET VALUE - BEGINNING OF PERIOD                    $      25.66     $      25.00
                                                         ------------     ------------
INVESTMENT OPERATIONS:
   Net investment income (loss)                                  1.13 2           0.48
   Net realized and unrealized gain on investments               0.54 2           0.51
                                                         ------------     ------------
      Total from investment operations                           1.67             0.99
                                                         ------------     ------------

Distributions:
   From net investment income                                   (0.96)           (0.33)
   From net realized capital gain                               (0.09)              --
                                                         ------------     ------------
      Total distributions                                       (1.05)           (0.33)
                                                         ------------     ------------

NET ASSET VALUE - END OF PERIOD                          $      26.28     $      25.66
                                                         ============     ============

TOTAL RETURN                                                    6.63%            3.96%

Ratios of expenses to average net assets:
   before fee waivers                                           1.68%            2.22% 1
   after fee waivers                                            1.53%            2.07% 1
Ratios of net investment income to average net assets:
   before fee waivers                                           4.14%            3.63% 1
   after fee waivers                                            4.29%            3.78% 1

Portfolio turnover rate                                        28.70%           84.87%
Net assets, end of period                                $  2,767,245     $  2,568,574

                                                                BOND INDEX FUND*
                                                         -----------------------------
                                                            For the         For the
                                                          Year Ended      Period Ended
                                                        April 30, 2002   April 30, 2001
                                                         ------------     ------------
                                                        Institutional    Institutional
                                                         ------------     ------------
NET ASSET VALUE - BEGINNING OF PERIOD                    $      25.65     $      25.00
                                                         ------------     ------------
INVESTMENT OPERATIONS:
   Net investment income (loss)                                  1.18 2           0.50
   Net realized and unrealized gain on investments               0.54 2           0.50
                                                         ------------     ------------
      Total from investment operations                           1.72             1.00
                                                         ------------     ------------

Distributions:
   From net investment income                                   (1.00)           (0.35)
   From net realized capital gain                               (0.09)              --
                                                         ------------     ------------
      Total distributions                                       (1.09)           (0.35)
                                                         ------------     ------------

NET ASSET VALUE - END OF PERIOD                          $      26.28     $      25.65
                                                         ============     ============

TOTAL RETURN                                                    6.85%            4.01%

Ratios of expenses to average net assets:
   before fee waivers                                           1.48%            2.02% 1
   after fee waivers                                            1.33%            1.87% 1
Ratios of net investment income to average net assets:
   before fee waivers                                           4.34%            3.83% 1
   after fee waivers                                            4.49%            3.98% 1

Portfolio turnover rate                                        28.70%           84.87%
Net assets, end of period                                $  4,602,128     $  3,798,837

1    Annualized
2 Based on the average daily number of shares outstanding throughout the period
* The Christian Stewardship Bond Index Fund commenced operations on November 1, 2000.

                                                          LARGE CAP EQUITY INDEX FUND
                                                         -----------------------------
                                                            For the         For the
                                                          Year Ended      Period Ended
                                                        April 30, 2002   April 30, 2001
                                                         ------------     ------------
                                                          Individual      Individual**
                                                         ------------     ------------
NET ASSET VALUE - BEGINNING OF PERIOD                    $      21.33     $      24.34
                                                         ------------     ------------
INVESTMENT OPERATIONS:
   Net investment income (loss)                                 (0.05) 2          0.03
   Net realized and unrealized loss on investments              (2.94) 2         (3.01)
                                                         ------------     ------------
      Total from investment operations                          (2.99)           (2.98)
                                                         ------------     ------------

Distributions:
   From net investment income                                   (0.07)           (0.03)
   From net realized capital gain                                  --               --
                                                         ------------     ------------
      Total distributions                                       (0.07)           (0.03)
                                                         ------------     ------------

NET ASSET VALUE - END OF PERIOD                          $      18.27     $      21.33
                                                         ============     ============

TOTAL RETURN                                                 (14.05)%         (12.26)%

Ratios of expenses to average net assets:
   before fee waivers                                           1.45%            1.21% 1
   after fee waivers                                            1.42%            1.06% 1
Ratios of net investment income to average net assets:
   before fee waivers                                         (0.08)%          (0.03)% 1
   after fee waivers                                          (0.05)%            0.12% 1

Portfolio turnover rate                                        11.90%           44.93%
Net assets, end of period                                $    475,259     $    120,336

                                                          Large Cap Equity Index Fund
                                                         -----------------------------
                                                            For the          For the
                                                          Year Ended      Period Ended
                                                        April 30, 2002   April 30, 2001
                                                         ------------     ------------
                                                        Institutional    Institutional***
                                                         ------------     ------------
NET ASSET VALUE - BEGINNING OF PERIOD                    $      21.32     $      25.00
                                                         ------------     ------------
INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.03 2           0.08
   Net realized and unrealized loss on investments              (2.97) 2         (3.68)
                                                         ------------     ------------
      Total from investment operations                          (2.94)           (3.60)
                                                         ------------     ------------

Distributions:
   From net investment income                                   (0.18)           (0.08)
   From net realized capital gain                                  --               --
                                                         ------------     ------------
      Total distributions                                       (0.18)           (0.08)
                                                         ------------     ------------

NET ASSET VALUE - END OF PERIOD                          $      18.20     $      21.32
                                                         ============     ============

TOTAL RETURN                                                 (13.82)%         (14.42)%

Ratios of expenses to average net assets:
   before fee waivers                                           1.25%            1.01% 1
   after fee waivers                                            1.22%            0.86% 1
Ratios of net investment income to average net assets:
   before fee waivers                                           0.12%            0.17% 1
   after fee waivers                                            0.15%            0.32% 1

Portfolio turnover rate                                        11.90%           44.93%
Net assets, end of period                                $ 14,637,089     $ 11,519,800

1    Annualized
2 Based on the average daily number of shares outstanding throughout the period
** The Christian Stewardship Large Cap Equity Index Fund Individual Class commenced operations on November 1, 2000.
*** The Christian Stewardship Large Cap Equity Index Fund Institutional Class commenced operations on May 16, 2000.

                           HOW TO GET MORE INFORMATION

Further information about the Funds is contained in:

     o The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

     o Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include letters from Fund management describing the Funds' strategies and discussing market conditions and trends and their implications for the Funds.

You may obtain free copies of the SAI or reports, or other information about the
Funds  or  your   account   by   calling   1-800-262-6631   or  by   e-mail   at
info@capstonefinancial.com.

You may also get copies of the SAI, reports, or other information about the Funds directly from the Securities and Exchange Commission ("SEC") by:

     o visiting the SEC's public reference room in Washington, DC. (Call 1-202-942-8090 for information.)

     o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail request to: publicinfo@sec.gov; or

     o    visiting the SEC's website - http:/wwww.sec.gov

The Funds' Investment Company Act File Number with the SEC is 811-01597.

For more complete information about the Christian Stewardship Funds, including charges and expenses, contact the Distributor at the address below. Please read this prospectus carefully before you invest or send money.

                         Capstone Asset Planning Company
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631
                           info@capstonefinancial.com

                           CHRISTIAN STEWARDSHIP FUNDS
                 Series of Capstone Christian Values Fund, Inc.
                       STATEMENT OF ADDITIONAL INFORMATION
                                August 28, 2002

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with the Prospectus dated August 28, 2002. This Statement of Additional Information is incorporated in its entirety into the Prospectus. The Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

                                TABLE OF CONTENTS

     GENERAL INFORMATION...................................................
     INVESTMENTS AND INVESTMENT STRATEGIES.................................
     INVESTMENT RESTRICTIONS...............................................
     PERFORMANCE AND YIELD INFORMATION.....................................
     DIRECTORS AND EXECUTIVE OFFICERS......................................
     INVESTMENT ADVISORY AGREEMENT.........................................
     ADVISORY COMMITTEE AND CONSULTANT.....................................
     ADMINISTRATION AGREEMENT..............................................
     DISTRIBUTOR...........................................................
     OTHER SERVICES........................................................
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................
     PORTFOLIO TRANSACTIONS AND BROKERAGE..................................
     DETERMINATION OF NET ASSET VALUE......................................
     HOW TO BUY AND REDEEM SHARES..........................................
     DIVIDENDS AND DISTRIBUTIONS...........................................
     TAXES.................................................................
     OTHER INFORMATION.....................................................

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                               GENERAL INFORMATION

The Christian Stewardship Funds ("CSF") are series of Capstone Christian Values Fund, Inc. ("Company") an "open-end diversified management company" registered under the Investment Company Act of 1940 and include four series ("Funds"). Shares of each Fund have been divided into two classes, including Individual and Institutional shares. Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges. The Company was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the Investment Company Act of 1940. On February 18, 1992, stockholders approved a plan of reorganization pursuant to which the Company became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The Company's name was changed to its present name on March 13, 2000.

Capstone Asset Management Company (the "Adviser and Administrator") provides investment advisory and administrative services to the Funds. The Adviser and Administrator and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

                      INVESTMENTS AND INVESTMENT STRATEGIES

About Ratings

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, except that a Fund will not hold below-investment grade securities totaling more than 5% of its net assets. However, the Adviser and Administrator will consider such event in its determination of whether a Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service ("Moody's), Standard & Poors Corporation ("S&P") or another nationally recognized statistical rating organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

The Funds may invest in debt securities rated Baa by Moody's or BBB by S&P. Such securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments that is the case with higher grade bonds.

Government Obligations (All Funds)

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

     o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury

     o the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

     o    the credit of the agency or instrumentality.

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Bank Obligations (All Funds)

These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds will limit their bank investments to dollar-denominated obligations of U.S. or foreign banks rated A or better by Moody's or S&P, that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper (All Funds)

Commercial  paper  includes  short-term  unsecured  promissory  notes  issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must have a remaining maturity of no more than 270 days from the date of purchase by a Fund, and must be rated at least A-1 or P-1 by an NRSRO, or deemed of comparable quality by the Investment Adviser and Administrator. No Fund may invest more than 5% of its total assets in commercial paper of a single issuer.

Corporate Debt Securities (All Funds)

Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the particular Fund's quality standards. No Fund will invest in corporate debt securities that, at the time of investment, are rated below BBB by S&P or Baa by Moody's, or if not rated, are determined by the Adviser and Administrator to be below such quality.

Repurchase Agreements (All Funds)

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. The Adviser and Administrator will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

When-Issued and Delayed Delivery Securities (All Funds)

The Funds may purchase securities on a when issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

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The Funds may dispose of a  commitment  prior to  settlement  if the Adviser and
Administrator deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities (All Funds)

The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Funds will receive any interest or dividends paid on the loaned securities.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Foreign Securities (All Funds)

The Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), and obligations of foreign
governments   or   their   subdivisions,   agencies   and   instrumentalities,
international agencies and supranational entities. There may be less information available to a Fund concerning unsponsored securities, for which the paying agent is located outside the United States.

The Funds may purchase foreign securities traded in the United States or in foreign markets. The Funds may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and similar securities. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreements for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non-speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is generally determined by several factors, including the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, interest rate movements and other economic and financial conditions, government or central bank intervention, speculation and other factors.

On January 1, 1999, the European Monetary Union (EMU) implemented a new currency union, the Euro. It may not be clear how financial contracts outstanding prior to January 1, 1999 that refer to existing currencies rather than the Euro will be treated, and there may be uncertainties regarding exchange rates and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political risks, could cause market disruptions during the early years following introduction of the Euro, and could adversely affect the value of securities held by the Funds.

Investments in securities of foreign issuers involve certain costs, and other risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. A Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange  Transactions (All Funds)

Each Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities that are denominated in foreign currencies. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

A Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

Corporate Bonds (All Funds)

Corporate bonds are issued by businesses that want to borrow money for some purpose -- often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds.

Mortgage-Backed Securities (Bond Index Fund)

Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed securities pay both interest and principal as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. Prepayment risk is the possibility that, during periods of falling interest rates, a homeowner will repay a higher-interest mortgage earlier than scheduled. The Fund would then be forced to reinvest the unanticipated proceeds at lower interest rates and would lose both the higher yield from its prior investment and the opportunity to sell that investment at a premium. Mortgage-backed securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA or "Fannie Mae"). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not. Bond Index Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.

Eurodollar and Yankee Dollar Investments (Bond Index Fund)

The Bond Index Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. These Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies and Investment Funds (All Funds)

Each of the Funds is permitted to invest in shares of other open-end or closed-end investment companies, to the extent consistent with its investment objective and policies. A Fund's investments (together with those of its affiliated persons) in any other single investment company are limited to no more than 3% of the outstanding shares of that other investment company. Additionally, a Fund, in any 30-day period, may not redeem any amount in excess of 1% of the total outstanding share of such other investment company. On issues on which shareholders of such another investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Restricted and Illiquid Securities (All Funds)

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC options, certain investment company securities, and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In particular, the Money Market and International Funds will invest in securities of other investment companies in reliance on provisions of the 1940 Act that limit each Fund's redemptions to no more than 1% of another investment company's total outstanding securities during any period less than 30 days. To the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by a Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments.

The Board of Directors has adopted guidelines and delegated to the Adviser and Administrator the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Directors, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Options and Futures

To the extent consistent with their investment policies, the Funds may employ special investment practices as a means of obtaining market exposure to securities without purchasing the securities directly. These practices include the purchase of put and call options on securities and securities indexes.

A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a securities index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying index.

The purchase of put and call options does involve certain risks. Through investment in options, a Fund can profit from favorable movements in the price of an underlying security to a greater extent than if the Fund purchased the security directly. However, if the security does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the security directly. Generally, transactions in securities index options pose the same type of risks as do transactions in securities options.

Subject to certain limits imposed by the Commodity Futures Trading Commission ("CFTC"), a Fund may also (i) invest in securities index futures contracts and options on securities index futures and (ii) engage in margin transactions with respect to such investments. A Fund will use futures as a temporary means of gaining exposure to its particular market prior to making investments of incoming cash in additional securities.

A securities index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a securities index at the beginning and at the end of the contract period. When a Fund enters into a securities index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the securities index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

The Funds' transactions in futures contracts and related options are subject to limits under certain rules of the CFTC. Under these rules, initial margin deposits and premiums paid by a Fund for such transactions, except those for bona fide hedging purposes, are limited to no more than 5% of the fair market value of the Fund's total assets.

Successful use by a Fund of securities index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when a Fund seeks to purchase or sell a contract. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the prices of securities the Fund wishes to purchase. Successful use of securities index futures contracts and options on such contracts is further dependent on the Adviser and Administrator's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct.

The SEC generally requires that when investment companies, such as the Funds, effect transactions of the foregoing nature, such funds must segregate either cash or readily marketable securities with its Custodian in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Funds will comply with such segregation or cover requirements.

Securities  Index  Futures and Related  Options (All Funds)

A Fund may engage in transactions in options on securities and securities indices, and securities index futures and options on such futures as a proxy for investing in underlying securities in accordance with the Fund's investment policies.

A Fund may purchase options on securities indices. A securities index (such as the S&P 500) assigns relative values to the securities included in the index and the index fluctuates with the changes in the market values of the securities so included. Options on securities indices are similar to options on securities except that, rather than giving the purchaser the right to take delivery of the securities at a specified price, an option on a securities index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on securities indices depends on price movements in the stock market generally rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a securities option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Because the value of the securities index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund will realize a gain or loss on the purchase of a put or call option on a securities index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.

A securities index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the securities index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for a premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

Successful use of securities index futures contracts and options on such contracts is limited by the fact that the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities in a particular Benchmark may not be perfect.

A Fund will purchase and sell securities futures contracts and will purchase put and call options on securities index contracts only as a means of obtaining market exposure to securities in its Benchmark. A Fund will not engage in transactions in securities index futures contracts or options on such contracts for speculation and will not write options on securities index futures contracts.

When purchasing securities index futures contracts, a Fund will be required to post a small initial margin deposit, held in a segregated account with the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments. A Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to securities market movements beyond the exposure of a portfolio that was 100% invested in those securities.

A Fund's transactions in futures and related options are subject to limits under rules of the CFTC. In accordance with those rules, a Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts, other than contracts entered into for bona fide hedging purposes, as defined by applicable rules of the CFTC, would exceed 5% of the market value of the Fund's total assets.

Securities index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

Positions in securities index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of a Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the option of the Funds' management, the risk that a Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because a Fund will only engage in futures strategies for hedging purposes, the Funds' management does not believe that the Funds will be subject to the risks of substantial loss that may be associated with futures transactions.

Below-Investment Grade Securities (All Funds)

Although a Fund may not purchase debt obligations rated below Baa by Moody's or BBB by S&P (or, if unrated, deemed of comparable quality by the Adviser and Administrator), a Fund will not necessarily sell securities whose rating falls below Baa or BBB (or, if unrated, whose quality is deemed by the Adviser and Administrator to be below Baa or BBB). However, a Fund may not hold such downgraded securities in an amount in excess of 5% of its net assets.

Below-investment grade securities (sometimes referred to as "junk bonds") are considered predominantly speculative with respect to their capacity to pay interest and to repay principal. They generally involve a greater risk of default and have more price volatility than securities in higher rating categories. The risk of default can increase with changes in the financial condition of the issuer or with changes in the U.S. economy, such as a recession.

                             INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their socially acceptable investment policies. In addition, the Funds have adopted the following investment restrictions which are fundamental policies of each of the Funds (except as otherwise noted) and may not be changed with respect to a Fund without approval by vote of a majority of the outstanding shares of the particular Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the particular Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

Each of the Funds has elected to be qualified as a diversified series of the Company.

     A Fund may not:

     1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     2. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     3. concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time provided that there is no limitation on investment by Bond Index Fund in U. S. Government securities or in repurchase agreements with respect thereto;

     4. engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     5. purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     6. purchase physical commodities or contracts relating to physical commodities;

     7. make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

With respect to senior securities, borrowing and concentrating investments, the Investment Company Act of 1940, as amended, and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies ("funds"), such as the Funds, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. Funds are, however, permitted to issue separate series of shares (the Funds are series of the Company) and to divide those series into separate classes (Individual and Institutional are such separate classes.) The Funds have no intention to issue senior securities, except that the Company may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, a fund is "permitted to borrow from a bank provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the fund. The Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of the total assets of the issuer at the time when the loan is made. (A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The Securities and Exchange Commission ("SEC") has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a fund "covers" the agreements by establishing and maintaining segregated accounts. The Funds presently do not intend to borrow except when advisable to satisfy redemptions and a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets. With respect to concentration, the SEC staff takes the position that investment of 25% or more of a fund's total assets in any one industry represents concentration.

The portfolio securities of a Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund.

                        PERFORMANCE AND YIELD INFORMATION

CSF  may from time to time  include  figures  indicating a Fund's  yield,  total
return  or  average  annual  total  return  in   advertisements  or  reports  to
shareholders or prospective investors.

Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund: The Funds may from time to time include figures indicating total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class. Quotations of the average annual total return reflect the deduction of a proportional share of Fund and class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 3, 5 and 10 years (or life of the Fund or class) ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

Bond Index Fund: Quotations of the Fund's yield and effective yield may be included along with total return or average annual total return calculations in advertisements or reports to stockholders or prospective investors. Both yield figures are based on the historical performance of a class of shares of the Fund and show the performance of a hypothetical investment. Yield refers to the net investment income generated by the Fund's portfolio with respect to a particular class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated with respect to that class of shares during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in a particular class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment. Yield and effective yield for a class of shares of the Fund will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of expenses borne by the class.

Performance and yield calculations are based on past performance and are not a guarantee of future results. A more detailed description of the methods used to determine the Funds' average annual total return, total return, yield and effective yield follows.

Quotations of yield for each class of shares of a Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during the period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)6-1]
                                      ---
                                      cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

The 30-day yield and effective yield, respectively, for the period ended April 30, 2002 was as follows:

Individual Class shares: Bond Index Fund, 3.72% and 3.84%.

Institutional Class shares: Bond Index Fund, 3.92% and 4.04%.

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

          Where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

From inception, May 16, 2000, through April 30, 2002, the Large Cap Equity Index Fund's average annual total return was -14.42%, for Institutional Class. From inception, November 1, 2000, through April 30, 200, the Large Cap Equity Index Fund's average annual total return was -17.17%, for Individual Class. From inception, November 1, 2000, through April 30, 2002, the Bond Index Fund's average annual total return was 7.33% and 7.14% for Institutional Class and Individual Class, respectively. (Small Cap Equity Index Fund and International Index Fund had not yet been offered for sale as of the date of this Statement of Additional Information.)

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index
("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general;
(ii) other  groups of mutual  funds  tracked by Lipper  Analytical  Services,  a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

                               MANAGEMENT OF THE COMPANY

Directors and Executive Officers

The Directors are responsible for the overall management and supervision of the Company and to perform the functions of Directors under the Company's Articles of Incorporation, its principal governing document, as amended from time to time. The Directors, while retaining overall supervisory responsibility, have delegated day-to-day operating responsibilities to Capstone Asset Management Company, the Adviser and Administrator; Fifth Third Bank of Cincinnati, Ohio,
the  custodian;   and  InCap  Services  Company,   which   acts   as  fund
accounting, transfer and shareholder servicing agent.

CSF's Directors and executive officers are listed below:

BERNARD J. VAUGHAN (73), Director. 200 N. Wynnewood Ave, Apt A-112, Wynnewood, Pennsylvania 19004. Director or Trustee of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

JAMES F. LEARY (72), Director. 2006 Peakwood Dr., Garland, Texas 75044. Managing Director of Benefit Capital South West, Inc. (financial services). Director/ Trustee of other Capstone Funds; Director: Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); MESBIC Ventures, Inc. (minority enterprise small business investment company); Quest Products Corp. (consumer products); Prospect Street High Income Fund (closed end mutual fund).

JOHN R. PARKER (56), Director. 541 Shaw Hill, Stowe, Vermont 05672. Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director or Trustee of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates, a registered broker-dealer (1988-1991).

*EDWARD L. JAROSKI (54), President and Director. 5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Director/ Trustee and Officer of other Capstone Funds.

LEONARD B. MELLEY JR. (42), Director. 230 Beck Branch Road, Southern Pines, NC 28387. Chief Executive Officer/President of Freedom Stores, Inc; and Director of other Capstone Funds.

DAN E. WATSON (52), Executive Vice President. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and

Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

LINDA G. GIUFFRE (39), Secretary/Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President, Compliance of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Planning Company; Officer of other Capstone Funds.

-----------------

* Mr. Jaroski is an "interested person" of the Funds, as defined in the Investment Company Act of 1940.

Each independent Director serves on the Board of ten (10) other mutual funds, comprising the Capstone Complex of Mutual Funds. The independent Directors are entitled to $2,000 per meeting attended and are paid an annual retainer of $6,000. In addition, each independent Director is paid $500 per committee for serving on four (4) committees. Commencing November 15, 1999, the Directors have determined to appoint a Lead Director, and selected Bernard Vaughan for that position. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the Directors are allocated among the funds based on net assets. The Directors and officers of the Company are also reimbursed for expenses incurred in attending committee meetings and meetings of the Board of Directors/Trustees.

The following table represents the projected compensation to be received by the independent Directors during fiscal 2001 from the Capstone Funds complex.

                               Compensation Table

                                                      Pension or        Estimated      Total Compensation
                                  Aggregate       Retirement Benefits     Annual       From Registrant
                                Compensation        Accrued As Part    Benefits Upon   and Fund Complex
Name of Person, Position      From Registrant(1)   of Fund Expenses     Retirement     Paid to Directors
------------------------      ---------------     ------------------   -------------   -----------------
James F. Leary, Director          $643(4)                 $0              $0              $18,000 (1)(2)(3)

John R. Parker, Director          $643(4)                 $0              $0              $18,000 (1)(2)(3)

Bernard J. Vaughan, Director      $710(4)                 $0              $0              $20,000 (1)(2)(3)

Leonard B. Melley Jr., Director   $205(4)
$5,000 (1) (3)

---------------
(1)  Company does not pay deferred compensation.
(2) Director of Capstone Growth Fund, Inc. and Trustee of Capstone Social Ethics and Religious Values Fund.
(3)  Fund Complex includes 11 funds.
(4) Compensation received by independent Directors/Trustees is allocated among the Capstone Complex of Mutual Funds based on net assets.

Adviser and Administrator

Pursuant to the terms of an investment advisory agreement dated April 17, 2000,(the "Advisory Agreement"), the Company employs Capstone Asset Management Company (the "Adviser and Administrator") to furnish investment advisory services. The Adviser and Administrator was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. The Adviser and Administrator is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser and Administrator provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to fourteen (14) registered investment companies. The Adviser and Administrator manages assets in excess of $2.5 billion.

The Investment Advisory Agreement provides that the Adviser and Administrator shall have full discretion to manage the assets of the Funds in accordance with their investment objectives and policies and the terms of the Articles of Incorporation. The Adviser and Administrator is authorized, with the consent of the Directors, to engage sub-advisers for the Funds. The Adviser and Administrator has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the Directors to designate particular broker-dealers for this purpose. The Adviser and Administrator will vote proxies on portfolio securities of the Funds, subject to any guidelines that may be established by the Directors. The Investment Advisory Agreement provides that the Adviser and Administrator will generally not be liable in connection with its services except for acts or omissions that constitute misfeasance, bad faith or gross negligence, and the Adviser and Administrator shall not be liable for the acts of third parties. The Investment Advisory Agreement provides that it may be terminated at any time without penalty on sixty days' notice by either party.

For its services, the Adviser and Administrator receives investment advisory fees monthly, in arrears, from each Fund at the following annual rates. The fee rates indicated are applied to the aggregate average daily net assets of the Funds, as a group, and the resulting total fees are pro rated among the Funds based on their relative net assets.

     Annual Fee rate as a percentage
     of average daily net assets
     -------------------------------
     0.15% of the first $500 million
     0.125% of the next $500 million
     0.10% of assets over $1 billion

For the Funds' fiscal year ended April 30, 2002, each Fund paid the following investment advisory fees: Bond Index Fund - $10,616 and Large Cap Equity Index Fund - $22,114. These fees were allocated to each class of shares based on their relative asset values. Of these amounts, the adviser and administrator waived $10,616 in advisory fees from Bond Index Fund and $4,220 in advisory fees from Large Cap Equity Index Fund.

Pursuant to the Advisory Agreement, the Adviser and Administrator pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Company (including the Company's share of payroll taxes), except expenses of travel to attend meetings of the Company's Board of Directors or committees or advisers to the Board. The Adviser and Administrator also agrees to make available, without expense to the Company, the services of its directors, officers and employees who serve as officers of the Company.

The Advisory Agreement provides that the Adviser and Administrator shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser and Administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement and the Adviser and Administrator shall not be liable for the acts of third parties.

The Advisory Agreement will remain in effect for an initial two year period and thereafter from year to year provided its renewal in each case and as to each Fund is specifically approved (a) by the Company's Board of Directors or, as to each Fund, by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Company upon the vote of a majority of the Directors or, as to a Fund, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to the Adviser and Administrator or (b) by the Adviser and Administrator at any time without penalty, upon 90 days' written notice to the Company. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Advisory Committee

The Board of Directors has appointed an advisory committee ("Advisory Committee") to consult with and make recommendations to the Directors regarding the application of social, ethical and religious values in selecting investments for the Funds, as well as on other matters regarding the structure, philosophy and operations of the Funds. Members of the Advisory Committee are not compensated for their services, although they will be reimbursed by the Company for expenses of attendance at Fund-related meetings. The Advisory Committee consists of members selected by the Board of Directors on the basis of their qualifications to provide this type of advice to the Board. Neither the Board of Directors nor the Adviser and Administrator are obliged to accept the recommendations of any Advisory Committee.

Administration Agreement

Pursuant to an Administration Agreement dated April 17, 2000 between the Fund and Capstone Asset Management Company, the Adviser and Administrator supervises all aspects of the Funds' operations. It oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Adviser and Administrator. Pursuant to the terms of an amended Administration Agreement, approved by the Board of Directors, effective, February 1, 2001, for these services, the Funds will pay to the Adviser and Administrator a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of each Fund's average net assets. Prior to the amendmendment, the annual rate was 0.05%. For the fiscal year ended April 30, 2002, the Funds paid the following administration fees: Bond Index Fund - $5,308 and Large Cap Equity Index Fund - $11,057.

The Administration Agreement will remain in effect for an initial two-year period and will continue thereafter until terminated by either party.

Distributor

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with the Company dated April 17, 2000 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Company) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President of the Company and is a Director and President of the Adviser and Administrator and the Distributor. Some other officers of the Company are also officers of the Adviser and Administrator, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case as to each Fund (a) by the Company's Board of Directors or, with respect to a Fund, by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

The Company has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 for the Funds' Individual shares which permits Individual shares of each Fund to compensate the
Distributor for its services in connection with the distribution of its Individual shares and provision of certain services to Individual shareholders. These services include, but are not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations

(collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes Individual shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual shares of each of the Funds and 0.05% of the average net assets of Institutional shares of each of the Funds. Subject to these limits, the Distributor may reallow to Service Organizations (which may include the Distributor itself) amounts at an annual rate up to 0.25% for Individual shares and 0.05% for Institutional shares for each Fund based on the average net asset value of shares held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Company's Board of Directors and by a vote of the Directors who are not "interested persons" of the Company as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the Directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the Directors must request and evaluate information they believe is necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Funds and their Individual shareholders. Any change in the Plan that would materially increase the distribution expenses to be paid requires approval by shareholders of Individual shares of each affected Fund, but otherwise, the Plan may be amended by the Directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the Directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or, as to a Fund, by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested Directors for the Company is committed to the discretion of the Directors who are not "interested persons" as defined under the 1940 Act.

The following table concerns compensations by each Fund to the Distributor during the fiscal year ended April 30, 2001.

                                                                      Amount
                                                                       Paid
                                                                     to other
Name of Fund                    Total 12b-1     Amount Retained      Service
                                 Fees Paid         by CAPCO        Organizations
---------------------------     ------------    ----------------   -------------

Bond Index Fund                    $8,708           $8,708             $-

Large Cap Equity Index Fund        $7,977           $7,977             $-


Other Services

Under the Administration Agreement, the Company bears the cost of the Funds' accounting services, which includes maintaining the financial books and records of the Funds and calculating daily net asset value. InCap Services Company, performs accounting, bookkeeping and pricing services for the Fund. For these services, InCap receives a monthly fee from the Fund. During the fiscal year ended April 30, 2002, the Funds' paid the following fees to InCap Service Company for accounting and pricing services: Bond Index Fund - $25,499 and Large Cap Equity Index Fund $25,499. InCap Service Company received the following fees for transfer agency services: Bond Index Fund $18,122 and Large Cap Equity Index Fund $12,618.

Expenses

The Funds pays all of their expenses not borne by the Adviser and Administrator pursuant to the Administration Agreement including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, state filings, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Company, (vii) the cost of reports and notices to shareholders, and
(viii) fees to Directors and salaries of any officers or employees who are not affiliated with the Adviser and Administrator, if any.

Each Fund's expenses and expenses of each class of shares are accrued daily and are deducted from total income before dividends are paid. Company expenses are generally allocated among the Funds based on their respective net asset values. Fund expenses, as well as a Fund's share of Company expenses, are generally allocated between classes based on their respective net asset values, except that Individual and Institutional expenses pursuant to the Service and Distribution Plan are borne by Individual and Institutional shares and the Directors may determine that other expenses are specific to a particular class and should be borne by that class alone.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information concerning each person who, to the knowledge of the Board of Directors, owned of record more than five percent of the Fund's common stock as of August 27, 2002.

                                 Bond Index Fund
                                 ---------------
Individual
----------

                Registration                            Percent Owned
                ------------                            -------------

                B W Manufacturing, Inc.                     12.07%
                Pension Plan Trustees
                7204 Boyce Street
                Houston, TX  77020-7655

Institutional
-------------

                B. Weber                                     8.47%
                P. O. Box 57000
                Oklahoma City, OK  73157-7000

                J. Stevens                                   7.75%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000

                H. Truman & B. Alice Maxey                   7.46%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000


                J. Ragsdale                                  6.36%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000

                N. Sitz                                      5.53%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000

                A. Henry                                     5.29%
                P.O. Box 57000
                      Oklahoma City, OK  73157-7000

                H. Lackey                                    5.23%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000

                A. Henry                                     5.29%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000

                                 Large Cap Fund
                                 --------------
Individual
----------

                National Investors Service Corp.            62.81%
                55 Water Street 32nd Floor
                New York, NY  10041

Institutional
-------------

                Assemblies of God Foundation                25.50%
                1661 North Boonville Ave Ste D
                Springfield, MO  65803

                Assemblies of God Foundation                20.35%
                1661 Boonville Ave. Suite G
                Springfield, MO  65803

                The General Council of the                  17.00%
                Assemblies of God
                1661 North Boonville Ave Ste D
                Springfield, MO  65803

                Orchard Foundation                           6.65%
                5225 N. Academy Blvd
                Colorado Springs, CO  80918

                J. Stevens                                   6.49%
                P.O. Box 57000
                Oklahoma City, OK  73157-7000

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and Administrator is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser and Administrator to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser and Administrator seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser and Administrator considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Funds or the Adviser and Administrator. In addition, the Adviser and Administrator may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser and Administrator determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser and
Administrator's overall responsibilities to the Fund and the Adviser and Administrator's other clients. Such research services must provide lawful and appropriate assistance to the Adviser and Administrator in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

The Adviser and Administrator places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser and Administrator in servicing all of its accounts; not all of such services may be used by the Adviser and Administrator in connection with the Fund. The Adviser and Administrator has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including the Funds. Many of the clients of the Adviser and Administrator have not granted brokerage discretion and therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged is subsidized by accounts that have granted the Adviser and Administrator such discretion, including the Funds. Other research received, although not by a specific arrangement may also be used by the Adviser and Administrator in pro-viding service to other accounts, including the Funds. In the opinion of the Adviser and Administrator, the benefits from research services to each of the accounts (including the Funds) managed by the Adviser and Administrator cannot be measured separately.

The Adviser and Administrator seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among the Funds and other advisory accounts, the main factors considered by the Adviser and Administrator are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

From time to time, the Adviser and Administrator may effect securities transactions through Capstone Asset Planning Company ("CAPCO"), a broker-dealer affiliate of the Adviser and Administrator.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser and Administrator may consider sales of shares of the Funds as a factor in the selection of dealers to execute portfolio transactions for the Funds.

Personal Trading Policies

The Funds, the Adviser and Administrator, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be monitored.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time (certain derivatives are priced at 4:15 p.m. Eastern time), except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The net asset value of each of the Funds' shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other securities at the mean between the last reported bid and asked prices and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities.
If
an event were to occur after the value of a Fund instrument was so established, but before the net asset value per share is determined, which is likely to materially change the net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Directors.

However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

                          HOW TO BUY AND REDEEM SHARES

Shares of each Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to a Fund's net asset value. After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Shares will be credited to a shareholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases of Individual shares must be at least $2,000; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. The minimum initial investment for Institutional shares is $500,000 in aggregate, with no minimum required for subsequent purchases. No stock certificates representing shares purchased will be issued. The Company's management reserves the right to reject any purchase order if, in its opinion, it is in the Company's best interest to do so.

At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, the Adviser and Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and Administrator and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Funds. Such payments are made out of their own assets and not out of the assets of the Funds. These programs will not change the price paid by a stockholder for shares of a Fund or the amount that the Funds will receive from such sale.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to The Christian Stewardship Funds, c/o InCap Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428. In addition, certain expedited redemption methods are available.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). The Funds intend to declare and pay such amounts as dividends quarterly. All dividends and capital gain distributions are reinvested in shares of the particular Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

                                      TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Company is organized as a Maryland corporation and, under current law, is not liable for any income or franchise tax in the State of Maryland, provided that each of the Funds qualifies as a regulated investment company for purposes of Maryland law.

Market Discount

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or
(ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount

Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Currency Fluctuations - Section 988 Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                                OTHER INFORMATION

Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent accountants for the Company, performs annual audits of each Fund's financial statements.

Legal Counsel. Dechert, 1775 Eye Street, N.W., Washington, DC 20006, is legal counsel to the Company.

                     THE CAPSTONE CHRISTIAN VALUE FUND, INC.
                                OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 2-28174)

Item 23. Exhibits

     Exhibits incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated herein.

     *(a)      Copy of Articles of Incorporation dated May 11, 1992.

     *(b)      Copy of by-laws.

      (c)      None.

    **(d) Copy of Investment Advisory Agreement between Capstone Christian Values Fund, Inc. on behalf of the Christian Stewardship Funds, and Capstone Asset Management Company.

    **(e) (1)  copy of General Distribution Agreement between Capstone Christian
               Values Fund, Inc. on behalf of the Christian Stewardship Funds, and Capstone Asset Planning Company.

     *(e) (2)  Copy of Selling Group Agreement/Service Agreement.

      (f)      None.

     *(g) (1) Form of proposed Custodian Agreement between Capstone Christian Values Fund, Inc., on behalf of the Christian Stewardship Funds, and Fifth Third Bank.

   ***(g) (2)  Form  of  proposed  Foreign  Custody  Manager  Agreement  between
               Capstone Christian Values Fund, Inc., on behalf of the Christian Stewardship Funds, and Fifth Third Bank.

    **(h) (1)  Copy  of  Administration  Agreement  between  Capstone  Christian
               Values Fund, Inc. on behalf of the Christian Stewardship Funds, and Capstone Asset Management Company.

   ***(h) (2)  Form of proposed  Shareholder Services Agreement between Capstone
               Christian   Values  Fund,   Inc.,  on  behalf  of  the  Christian
               Stewardship Funds, and InCap Service Company.

     *(h) (3) Copy of Administration Agreement between Capstone Christian Values Fund, Inc. and Capstone Asset Management Company as filed herwith.

  ****(i)      Opinion of Dechert Price & Rhoads.

     *(j) Power of Attorney of Messrs. Bernard J. Vaughan, James F. Leary and John R. Parker.

      (k)      None.

      (l)      None.

    **(m)      Service and Distribution Plan.

     *(n)      Rule 18f-3 Plan.

     *(o)      Codes of Ethics.

-------------------------
   *  Filed with Post-Effective Amendment No. 50, dated March 31, 1998.
  ** Filed with Post-Effective Amendment No. 53, dated December 14, 1999. *** Filed with Post-Effective Amendment No. 54, dated February 25, 2000.
****  To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant

     Registrant does not control and is not under common control with any person.

Item 25. Indemnification

     The Articles of Incorporation of the Registrant include the following:

Article 7.4

     Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indenification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability [(including, with respect to employee benefit plans, excise taxes)] asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indentification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 26. Business and Other Connections of Investment Adviser

The investment adviser of the Registrant is also the investment adviser and/or administrator of two other investment companies: Capstone Growth Fund, Inc., Capstone Social Ethics and Religious Values Fund,. Such adviser also manages private accounts. For Further information, see "Directors and Officers" in Part B. hereof.

Item 27. Principal Underwriters

     (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Social Ethics and Religious Values Fund, Capstone Growth Fund, Inc.


     (b)

Name and Principal        Positions and Offices        Positions and Offices
Business Address*            with Underwriter          with Registrant
------------------        ---------------------        ---------------------

Dan E. Watson             Chairman of the Board and    Executive Vice
                          Director                     President

Edward L. Jaroski         President and Director       President and Director

Leticia N. Jaroski        Secretary                             --

Carla Homer               Treasurer                             --

Linda G. Giuffre          Vice President, Compliance   Secretary/Treasurer

-------------
*    5847 San Felipe, Suite 4100, Houston, Texas 77057


Item 28. Location of Accounts and Records

     Capstone Asset Management Company, the investment adviser and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, TX 77057; The Fifth Third Bank, the Registrant's custodian, 38 Fountain Square, Cincinnati, Ohio 45263; and InCap Service Company, the Registrant's shareholder service agent, 555 North Lane, Suite 6160, Conshohocken, PA 19428, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Houston, and State of Texas on the 28th day of August, 2002.

                                        CHRISTIAN STEWARDSHIP FUNDS
                                              Registrant


                                         By: Edward L. Jaroski
                                         ------------------------
                                         Edward L. Jaroski

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                               Date
---------                     -----                               ----


-------------------------   Director                          August 28, 2002
*Bernard J. Vaughan


-------------------------   Director                          August 28, 2002
*James F. Leary


-------------------------   Director                          August 28, 2002
*John R. Parker


Edward L. Jaroski           Director and President            August 28, 2002
-------------------------  (Principal Executive Officer)
Edward L. Jaroski


-------------------------   Director                          August 28, 2002
Leonard B. Melley, Jr.


Linda Giuffre              Secretary/Treasurer
-------------------------- (Principal Financial &             August 28, 2002
Linda Giuffre              Accounting Officer)


By: Edward L. Jaroski
    --------------------------------
    *Edward L. Jaroski, Attorney In Fact